RBC FUNDS TRUST

(the “Trust”)

U.S. Government Money Market Fund

(the “Fund”)

Supplement dated July 26, 2023 to the Fund’s Prospectuses and Statements of Additional Information (“SAIs”) dated January 27, 2023 and June 8, 2023, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

The Board of Trustees approved a change to the Fund’s name.

I. Effective July 26, 2023, all references to “U.S. Government Money Market Fund” in the Fund’s Prospectuses are deleted and replaced with “RBC BlueBay U.S. Government Money Market Fund.”

II. Effective July 26, 2023, all references to “U.S. Government Money Market Fund” in the Fund’s SAIs are deleted and replaced with “RBC BlueBay U.S. Government Money Market Fund.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE